Exhibit 10.32

ASSIGNMENT

OFFICE OF STATE LANDS AND INVESTMENTS

STATE OF WYOMING - COAL

KNOW ALL MEN BY THESE PRESENTS: That I, we, the Estate of Deane II. Stoltz, P.O. Box 50878, Midland, Texas 79710, (the “Assignor”), being lessee, lessees, under that certain State of Wyoming Lease bearing Serial number 0-26804 (the “Lease”), and covering land situated in Johnson County, Counties, described as follows (the “Land”):

E/2 Section 16, Township 51 N, Range 81 W, 6th P.M.

All Section 36, Township 51 N, Range 81 W, 6th P.M.

and containing 960.00 acres more or less, for and in consideration of the valuable, non-monetary consideration received in hand paid, the receipt of which is hereby acknowledged, do hereby sell, assign, transfer and set over unto Global Energy, Inc., of 312 Walnut Street, Suite 2650, Cincinnati, Ohio 45202, (the “Assignee”), all rights, title and interest of assignor in and to said, lease insofar as it covers the following described land:

All

and containing 960.00 acres, more or less, reserving, however, unto assignor an overriding royalty interest in the amount of 5.0% x 8/8, payable in the same manner as the royalty to the state is payable, and to bear all outstanding overriding royalty interests; provided, however, it is the intent of Assignor that said overriding royalty shall not, as to this Lease, last for the entire life of the Lease and to that end, with respect to this Lease at such time as ninety percent (90.0%) of the commercially recoverable reserves of coal in place have been recovered, the overriding royalty herein assigned shall as to this Lease and Land covered thereby cease and terminate.

TO HAVE AND TO HOLD unto the said Global Energy, Inc., successors and assigns, subject to the terms and conditions of said lease, the grants and reservations herein contain extending to any renewal lease, substitute lease or new lease issued in lieu thereof with full effect.

IN WITNESS WHEREOF, this instrument executed this 1st day of February, 2007.

WITNESS:	/s/ Gary W. Stoltz
Gary W. Stoltz, Co-Independent Executor of the Estate of
/s/ Rick Montgomery	Deane H. Stoltz, Assignor-Lessee

/s/ Candace Hall Stoltz
Candace Hall Stoltz, Co-Independent Executrix of the
Estate of Deane H. Stoltz, Assignor-Lessee
ACKNOWLEDGMENT (For use by Individual)
State of Texas §
§
County of Midland §

On this 19 day of March, A.D. 2007, before me personally appeared Gary W. Stoltz, Co-Independent Executor of the Estate of Deane H. Stoltz, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

Witness my hand and seal this 19 day of March, A.D. 2007.

/s/ Keila Dunton
(SEAL)	Notary Public

My Commission expires:

On this 15 MARCH 2007, before me personally appeared Candace Hall Stoltz, Co-Independent Executrix of the Estate of Deane H. Stoltz, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that she executed the same as her free act and deed.

Witness my hand and seal this 15 MARCH 2007.

/s/ David M. Kahl
(SEAL)	Notary Public

My Commission expires:

DAVID M. KAHL
NOTARY PUBLIC DISTRICT OF COLUMBIA
My Commission Expires March 14, 2012

ASSIGNMENT

OFFICE OF STATE LANDS AND INVESTMENTS

STATE OF WYOMING - COAL

KNOW ALL MEN BY THESE PRESENTS: That I, we, the Estate of Deane H. Stoltz, P.O. Box 50878, Midland, Texas 79710, (the “Assignor”), being lessee, lessees, under that certain State of Wyoming Lease bearing Serial number 0-26805 (the “Lease”), and covering land situated in Johnson County, Counties, described as follows (the “Land”):

All Section 28, Township 51 N, Range 81 W, 6th P.M.

W/2 Section 27, Township 51 N, Range 81 W, 6th P.M.

W/2 Section 34, Township 51 N, Range 81 W, 6th P.M.

and containing 1280.00 acres more or less, for and in consideration of the valuable, non-monetary consideration received in hand paid, the receipt of which is hereby acknowledged, do hereby sell, assign, transfer and set over unto Global Energy, Inc., of 312 Walnut Street, Suite 2650, Cincinnati, Ohio 45202, (the “Assignee”), all rights, title and interest of assignor in and to said, lease insofar as it covers the following described land:

All

and containing 1280.00 acres, more or less, reserving, however, unto assignor an overriding royalty interest in the amount of 5.0% x 8/8, payable in the same manner as the royalty to the state is payable, and to bear all outstanding overriding royalty interests; provided, however, it is the intent of Assignor that said overriding royalty shall not, as to this Lease, last for the entire life of the Lease and to that end, with respect to this Lease at such time as ninety percent (90.0%) of the commercially recoverable reserves of coal in place have been recovered, the overriding royalty herein assigned shall as to this Lease and Land covered thereby cease and terminate.

TO HAVE AND TO HOLD unto the said Global Energy, Inc., successors and assigns, subject to the terms and conditions of said lease, the grants and reservations herein contain extending to any renewal lease, substitute lease or new lease issued in lieu thereof with full effect.

IN WITNESS WHEREOF, this instrument executed this 1st day of February, 2007.

WITNESS:	/s/ Gary W. Stoltz
Gary W. Stoltz, Co-Independent Executor of the Estate of
/s/ Rick Montgomery	Deane H. Stoltz, Assignor-Lessee

/s/ Candace Hall Stoltz
Candace Hall Stoltz, Co-Independent Executrix of the
Estate of Deane H. Stoltz, Assignor-Lessee
ACKNOWLEDGMENT (For use by Individual)
State of Texas §
§
County of Midland §

On this 19 day of March, A.D. 2007, before me personally appeared Gary W. Stoltz, Co-Independent Executor of the Estate of Deane H. Stoltz, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

Witness my hand and seal this 19 day of March, A.D. 2007.

/s/ Keila Dunton
(SEAL)	Notary Public

My Commission expires:

On this 15 MARCH 2007, before me personally appeared Candace Hall Stoltz, Co-Independent Executrix of the Estate of Deane H. Stoltz, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that she executed the same as her free act and deed.

Witness my hand and seal this 15 MARCH 2007.

/s/ David M. Kahl
(SEAL)	Notary Public

My Commission expires:

DAVID M. KAHL
NOTARY PUBLIC DISTRICT OF COLUMBIA
My Commission Expires March 14, 2012

ASSIGNMENT

OFFICE OF STATE LANDS AND INVESTMENTS

STATE OF WYOMING - COAL

KNOW ALL MEN BY THESE PRESENTS: That I, we, the Estate of Deane H. Stoltz, P.O. Box 50878, Midland, Texas 79710, (the “Assignor”), being lessee, lessees, under that certain State of Wyoming Lease bearing Serial number 0-26806 (the “Lease”), and covering land situated in Johnson County, Counties, described as follows (the “Land”):

All Section 32, Township 51 N, Range 81 W, 6th P.M.

All Section 33, Township 51 N, Range 81 W, 6th P.M.

and containing 1280.00 acres more or less, for and in consideration of the valuable, non-monetary consideration received in hand paid, the receipt of which is hereby acknowledged, do hereby sell, assign, transfer and set over unto Global Energy, Inc., of 312 Walnut Street, Suite 2650, Cincinnati. Ohio 45202, (the “Assignee”), all rights, title and interest of assignor in and to said, lease insofar as it covers the following described land:

All

and containing 1280.00 acres, more or less, reserving, however, unto assignor an overriding royalty interest in the amount of 5.0% x 8/8, payable in the same manner as the royalty to the state is payable, and to bear all outstanding overriding royalty interests; provided, however, it is the intent of Assignor that said overriding royalty shall not, as to this Lease, last for the entire life of the Lease and to that end, with respect to this Lease at such time as ninety percent (90,0%) of the commercially recoverable reserves of coal in place have been recovered, the overriding royalty herein assigned shall as to this Lease and Land covered thereby cease and terminate.

TO HAVE AND TO HOLD unto the said Global Energy, Inc., successors and assigns, subject to the terms and conditions of said lease, the grants and reservations herein contain extending to any renewal lease, substitute lease or new lease issued in lieu thereof with full effect.

IN WITNESS WHEREOF, this instrument executed this 1st day of February, 2007.

WITNESS:	/s/ Gary W. Stoltz
Gary W. Stoltz, Co-Independent Executor of the Estate of
/s/ Rick Montgomery	Deane H. Stoltz, Assignor-Lessee

/s/ Candace Hall Stoltz
Candace Hall Stoltz, Co-Independent Executrix of the
Estate of Deane H. Stoltz, Assignor-Lessee
ACKNOWLEDGMENT (For use by Individual)
State of Texas §
§
County of Midland §

On this 19 day of March, A.D. 2007, before me personally appeared Gary W. Stoltz, Co-Independent Executor of the Estate of Deane H. Stoltz, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

Witness my hand and seal this 19 day of March, A.D. 2007.

/s/ Keila Dunton
(SEAL)	Notary Public

My Commission expires:

On this 15 MARCH 2007, before me personally appeared Candace Hall Stoltz, Co-Independent Executrix of the Estate of Deane H. Stoltz, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that she executed the same as her free act and deed.

Witness my hand and seal this 15 MARCH 2007.

/s/ David M. Kahl
(SEAL)	Notary Public

My Commission expires:

DAVID M. KAHL
NOTARY PUBLIC DISTRICT OF COLUMBIA
My Commission Expires March 14, 2012

ASSIGNMENT

OFFICE OF STATE LANDS AND INVESTMENTS

STATE OF WYOMING - COAL

KNOW ALL MEN BY THESE PRESENTS: That I, we, the Estate of Deane H. Stoltz, P.O. Box 50878, Midland, Texas 79710, (the “Assignor”), being lessee, lessees, under that certain State of Wyoming Lease bearing Serial number 0-26807 (the “Lease”), and covering land situated in Johnson County, Counties, described as follows (the “Land”):

NESW, NWSE, SESE Section 20, Township 51 N, Range 81 W, 6th P.M.

NESW, S2SW, E2 Section 21, Township 51 N, Range 81 W, 6th P.M.

N2, N2SW, SESW, SE Section 29, Township 51 N, Range 81 W, 6th P.M.

N2NE, SENE Section 31, Township 51 N, Range 81 W, 6th P.M.

and containing 1280.00 acres more or less, for and in consideration of the valuable, non-monetary consideration received in hand paid, the receipt of which is hereby acknowledged, do hereby sell, assign, transfer and set over unto Global Energy, Inc., of 312 Walnut Street, Suite 2650, Cincinnati, Ohio 45202, (the “Assignee”), all rights, title and interest of assignor in and to said, lease insofar as it covers the following described land:

All

and containing 1280.00 acres, more or less, reserving, however, unto assignor an overriding royalty interest in the amount of 5.0% x 8/8, payable in the same manner as the royalty to the state is payable, and to bear all outstanding overriding royalty interests; provided, however, it is the intent of Assignor that said overriding royalty shall not, as to this Lease, last for the entire life of the Lease and to that end, with respect to this Lease at such time as ninety percent (90.0%) of the commercially recoverable reserves of coal in place have been recovered, the overriding royalty herein assigned shall as to this Lease and Land covered thereby cease and terminate.

TO HAVE AND TO HOLD unto the said Global Energy, Inc., successors and assigns, subject to the terms and conditions of said lease, the grants and reservations herein contain extending to any renewal lease, substitute lease or new lease issued in lieu thereof with full effect.

IN WITNESS WHEREOF, this instrument executed this 1st day of February, 2007.

WITNESS:	/s/ Gary W. Stoltz
Gary W. Stoltz, Co-Independent Executor of the Estate of
/s/ Rick Montgomery	Deane H. Stoltz, Assignor-Lessee

/s/ Candace Hall Stoltz
Candace Hall Stoltz, Co-Independent Executrix of the
Estate of Deane H. Stoltz, Assignor-Lessee
ACKNOWLEDGMENT (For use by Individual)
State of Texas §
§
County of Midland §

On this 19 day of March, A.D. 2007, before me personally appeared Gary W. Stoltz, Co-Independent Executor of the Estate of Deane H. Stoltz, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

Witness my hand and seal this 19 day of March, A.D. 2007.

/s/ Keila Dunton
(SEAL)	Notary Public

My Commission expires:

On this 15 MARCH 2007, before me personally appeared Candace Hall Stoltz, Co-Independent Executrix of the Estate of Deane H. Stoltz, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that she executed the same as her free act and deed.

Witness my hand and seal this 15 MARCH 2007.

/s/ David M. Kahl
(SEAL)	Notary Public

My Commission expires:

DAVID M. KAHL
NOTARY PUBLIC DISTRICT OF COLUMBIA
My Commission Expires March 14, 2012

ASSIGNMENT

OFFICE OF STATE LANDS AND INVESTMENTS

STATE OF WYOMING - COAL

KNOW ALL MEN BY THESE PRESENTS: That I, we, the Estate of Deane H. Stoltz, P.O. Box 50878, Midland, Texas 79710, (the “Assignor”), being lessee, lessees, under that certain State of Wyoming Lease bearing Serial number 0-26808 (the “Lease”), and covering land situated in Johnson County, Counties, described as follows (the “Land”):

All Section 15, Township 51 N, Range 81 W, 6th P.M.

All Section 22, Township 51 N, Range 81 W, 6th P.M.

and containing 1280.00 acres more or less, for and in consideration of the valuable, non-monetary consideration received in hand paid, the receipt of which is hereby acknowledged, do hereby sell, assign, transfer and set over unto Global Energy, Inc., of 312 Walnut Street, Suite 2650, Cincinnati, Ohio 45202, (the “Assignee”), all rights, title and interest of assignor in and to said, lease insofar as it covers the following described land:

All

and containing 1280.00 acres, more or less, reserving, however, unto assignor an overriding royalty interest in the amount of 5.0% x 8/8, payable in the same manner as the royalty to the state is payable, and to bear all outstanding overriding royalty interests; provided, however, it is the intent of Assignor that said overriding royalty shall not, as to this Lease, last for the entire life of the Lease and to that end, with respect to this Lease at such time as ninety percent (90.0%) of the commercially recoverable reserves of coal in place have been recovered, the overriding royalty herein assigned shall as to this Lease and Land covered thereby cease and terminate.

TO HAVE AND TO HOLD unto the said Global Energy, Inc., successors and assigns, subject to the terms and conditions of said lease, the grants and reservations herein contain extending to any renewal lease, substitute lease or new lease issued in lieu thereof with full effect.

IN WITNESS WHEREOF, this instrument executed this 1st day of February, 2007.

WITNESS:	/s/ Gary W. Stoltz
Gary W. Stoltz, Co-Independent Executor of the Estate of
/s/ Rick Montgomery	Deane H. Stoltz, Assignor-Lessee

/s/ Candace Hall Stoltz
Candace Hall Stoltz, Co-Independent Executrix of the
Estate of Deane H. Stoltz, Assignor-Lessee
ACKNOWLEDGMENT (For use by Individual)
State of Texas §
§
County of Midland §

On this 19 day of March, A.D. 2007, before me personally appeared Gary W. Stoltz, Co-Independent Executor of the Estate of Deane H. Stoltz, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

Witness my hand and seal this 19 day of March, A.D. 2007.

/s/ Keila Dunton
(SEAL)	Notary Public

My Commission expires:

On this 15 MARCH 2007, before me personally appeared Candace Hall Stoltz, Co-Independent Executrix of the Estate of Deane H. Stoltz, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that she executed the same as her free act and deed.

Witness my hand and seal this 15 MARCH 2007.

/s/ David M. Kahl
(SEAL)	Notary Public

My Commission expires:

DAVID M. KAHL
NOTARY PUBLIC DISTRICT OF COLUMBIA
My Commission Expires March 14, 2012

ASSIGNMENT

OFFICE OF STATE LANDS AND INVESTMENTS

STATE OF WYOMING - COAL

KNOW ALL MEN BY THESE PRESENTS: That I, we, the Estate of Deane H. Stoltz, P.O. Box 50878, Midland, Texas 79710, (the “Assignor”), being lessee, lessees, under that certain State of Wyoming Lease bearing Serial number 0-26809 (the “Lease”), and covering land situated in Johnson County, Counties, described as follows (the “Land”):

All Section 11, Township 51 N, Range 81 W, 6th P.M.

W2 Section 14, Township 51 N, Range 81 W, 6th P.M.

W2 Section 23, Township 51 N, Range 81 W, 6th P.M.

and containing 1280.00 acres more or less, for and in consideration of the valuable, non-monetary consideration received in hand paid, the receipt of which is hereby acknowledged, do hereby sell, assign, transfer and set over unto Global Energy, Inc., of 312 Walnut Street, Suite 2650, Cincinnati. Ohio 45202, (the “Assignee”), all rights, title and interest of assignor in and to said, lease insofar as it covers the following described land:

All

and containing 1280.00 acres, more or less, reserving, however, unto assignor an overriding royalty interest in the amount of 5.0% x 8/8, payable in the same manner as the royalty to the state is payable, and to bear all outstanding overriding royalty interests; provided, however, it is the intent of Assignor that said overriding royalty shall not, as to this Lease, last for the entire life of the Lease and to that end, with respect to this Lease at such time as ninety percent (90.0%) of the commercially recoverable reserves of coal in place have been recovered, the overriding royalty herein assigned shall as to this Lease and Land covered thereby cease and terminate.

TO HAVE AND TO HOLD unto the said Global Energy, Inc., successors and assigns, subject to the terms and conditions of said lease, the grants and reservations herein contain extending to any renewal lease, substitute lease or new lease issued in lieu thereof with full effect.

IN WITNESS WHEREOF, this instrument executed this 1st day of February, 2007.

WITNESS:	/s/ Gary W. Stoltz
Gary W. Stoltz, Co-Independent Executor of the Estate of
/s/ Rick Montgomery	Deane H. Stoltz, Assignor-Lessee

/s/ Candace Hall Stoltz
Candace Hall Stoltz, Co-Independent Executrix of the
Estate of Deane H. Stoltz, Assignor-Lessee
ACKNOWLEDGMENT (For use by Individual)
State of Texas §
§
County of Midland §

On this 19 day of March, A.D. 2007, before me personally appeared Gary W. Stoltz, Co-Independent Executor of the Estate of Deane H. Stoltz, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

Witness my hand and seal this 19 day of March, A.D. 2007.

/s/ Keila Dunton
(SEAL)	Notary Public

My Commission expires:

On this 15 MARCH 2007, before me personally appeared Candace Hall Stoltz, Co-Independent Executrix of the Estate of Deane H. Stoltz, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that she executed the same as her free act and deed.

Witness my hand and seal this 15 MARCH 2007.

/s/ David M. Kahl
(SEAL)	Notary Public

My Commission expires:

DAVID M. KAHL
NOTARY PUBLIC DISTRICT OF COLUMBIA
My Commission Expires March 14, 2012

ASSIGNMENT

OFFICE OF STATE LANDS AND INVESTMENTS

STATE OF WYOMING - COAL

KNOW ALL MEN BY THESE PRESENTS: That I, we, the Estate of Deane H. Stoltz, P.O. Box 50878, Midland, Texas 79710, (the “Assignor”), being lessee, lessees, under that certain State of Wyoming Lease bearing Serial number 0-26810 (the “Lease”), and covering land situated in Johnson County, Counties, described as follows (the “Land”):

S/2 N/2 and S/2 Section 26, Township 51 N, Range 81 W, 6th P.M.

SWNE, SESW and SE Section 3, Township 51 N, Range 81 W, 6th P.M.

E2SE Section 9, Township 51 N, Range 81 W, 6th P.M.

E2NE, SWNW, S/2, NWNE Section 10, Township 51 N, Range 81 W, 6th P.M.

and containing 1280.00 acres more or less, for and in consideration of the valuable, non-monetary consideration received in hand paid, the receipt of which is hereby acknowledged, do hereby sell, assign, transfer and set over unto Global Energy, Inc., of 312 Walnut Street, Suite 2650, Cincinnati. Ohio 45202, (the “Assignee”), all rights, title and interest of assignor in and to said, lease insofar as it covers the following described land:

All

and containing 1280.00 acres, more or less, reserving, however, unto assignor an overriding royalty interest in the amount of 5.0% x 8/8, payable in the same manner as the royalty to the state is payable, and to bear all outstanding overriding royalty interests; provided, however, it is the intent of Assignor that said overriding royalty shall not, as to this Lease, last for the entire life of the Lease and to that end, with respect to this Lease at such time as ninety percent (90.0%) of the commercially recoverable reserves of coal in place have been recovered, the overriding royalty herein assigned shall as to this Lease and Land covered thereby cease and terminate.

TO HAVE AND TO HOLD unto the said Global Energy, Inc., successors and assigns, subject to the terms and conditions of said lease, the grants and reservations herein contain extending to any renewal lease, substitute lease or new lease issued in lieu thereof with full effect.

IN WITNESS WHEREOF, this instrument executed this 1st day of February, 2007.

WITNESS:	/s/ Gary W. Stoltz
Gary W. Stoltz, Co-Independent Executor of the Estate of
/s/ Rick Montgomery	Deane H. Stoltz, Assignor-Lessee

/s/ Candace Hall Stoltz
Candace Hall Stoltz, Co-Independent Executrix of the
Estate of Deane H. Stoltz, Assignor-Lessee
ACKNOWLEDGMENT (For use by Individual)
State of Texas §
§
County of Midland §

On this 19 day of March, A.D. 2007, before me personally appeared Gary W. Stoltz, Co-Independent Executor of the Estate of Deane H. Stoltz, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

Witness my hand and seal this 19 day of March, A.D. 2007.

/s/ Keila Dunton
(SEAL)	Notary Public

My Commission expires:

On this 15 MARCH 2007, before me personally appeared Candace Hall Stoltz, Co-Independent Executrix of the Estate of Deane H. Stoltz, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that she executed the same as her free act and deed.

Witness my hand and seal this 15 MARCH 2007.

/s/ David M. Kahl
(SEAL)	Notary Public

My Commission expires:

DAVID M. KAHL
NOTARY PUBLIC DISTRICT OF COLUMBIA
My Commission Expires March 14, 2012